ADVANTICA RESTAURANT GROUP, INC.





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                          REGISTRATION RIGHTS AGREEMENT

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                           DATED AS OF JANUARY 7, 1998





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                                TABLE OF CONTENTS

                                                                            Page

1. REGISTRATION RIGHTS ...................................................     1
   1.1  Shelf Registration ...............................................     1
   1.2  Required Registration ............................................     3
   1.3  Incidental Registration ..........................................     5
   1.4  Company Registration .............................................     6
   1.5  Registration Procedures ..........................................     6
   1.6  Reasonable Investigation .........................................     9
   1.7  Registration Expenses ............................................    10
   1.8  Holdback Agreements; Registration Rights to Others ...............    10
   1.9  Other Registration of Common Stock ...............................    11
   1.10 Availability of Information ......................................    11

2. INDEMNIFICATION; CONTRIBUTION; EXPENSES ...............................    11
   2.1  Indemnification; Contribution ....................................    11
   2.2  Indemnification for Controlling Person Liability .................    12
   2.3  Control of Defense ...............................................    13
   2.4  Contribution .....................................................    14
   2.5  Advancement of Expenses ..........................................    14

3. TERMINATION ...........................................................    15
   3.1  Termination With Respect to Shares Sold in a Public Offering .....    15
   3.2  Termination Upon Ability to Freely Resell ........................    15

4. DEFINED TERMS .........................................................    16

5. MISCELLANEOUS .........................................................    20
   5.1  Notices ..........................................................    20
   5.2  Amendments and Waivers ...........................................    20
   5.3  Governing Law ....................................................    20
   5.4  Jurisdiction; Jury Trial .........................................    21
   5.5  Counterparts .....................................................    21
   5.6  Descriptive Headings; Sections ...................................    21
   5.7  Severability .....................................................    21


Annex 1          --        Names and Addresses of Holders



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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (as the same may hereafter be amended, supplemented or modified, this "AGREEMENT"), dated as of January 7, 1998, among ADVANTICA RESTAURANT GROUP, INC. (together with its successors and assigns, the "COMPANY"), a Delaware corporation, and each of the Holders (together with their successors and assigns, the "HOLDERS") of Registrable Securities named on Annex 1 hereto.

         In consideration of the mutual promises herein contained, the Company and the Holders mutually agree as follows:

1.       REGISTRATION RIGHTS.

         1.1      SHELF REGISTRATION.

                  (A) FILING AND EFFECTIVENESS. On or prior to the Shelf Filing Date, the Company will file a "shelf" registration statement (the "SHELF REGISTRATION") on an appropriate form pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC with respect to dispositions of all of the Registrable Securities in such manner or manners specified by the Holders. The Company agrees to use its best efforts to cause the Shelf Registration to be declared effective as promptly as is practicable after such filing (and in any event, prior to the Shelf Effective Date) and agrees to use its best efforts to keep the Shelf Registration effective (and to take any and all other actions necessary in order to permit public resale of the Registrable Securities covered by the Shelf Registration) for a period (the "SHELF EFFECTIVE PERIOD") beginning on the date such Shelf Registration shall first be declared effective under the Securities Act and ending upon the earliest to occur of:

                           (i) the  fifth  (5th)  anniversary  of the  Effective
                  Date; PROVIDED, HOWEVER, that if a registration statement on Form S-3 (or such successor form as is prescribed by the SEC) is not available to the Company (other than as a result of action taken in bad faith by the Company to cause such Form S-3 to become unavailable) on the third (3rd) anniversary of the Effective Date, the Shelf Effective Period shall terminate (if not terminated earlier pursuant to Section or Section ) on such third (3rd) anniversary of the Effective Date;

                           (ii) such date as no Registrable Securities shall re-
                  main subject to the terms and conditions set forth in this Agreement; and

                           (iii) the  date  on  which  the  provisions  of  this
                  Section terminate in accordance with the provisions of Section
                  .

         The Company further agrees, if necessary, to supplement or make amendments to such Shelf Registration, if required by the registration form utilized by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act, and the Company agrees to furnish to the Holders copies of any such supplement or amendment prior to its being used or filed with the SEC.

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                  (B) APPROVAL OF SHELF REGISTRATIONS.  If the Requisite Holders
         shall have approved the filing of any Shelf Registration as provided in Section , but any Holder elects not to participate therein, then such Holder shall have the right, in its sole discretion, to withdraw from the Shelf Registration upon written notice to the Company. If the Company receives notice of such withdrawal from any Holder wishing to withdraw from the Shelf Registration, then the Company shall not name such Holder in the registration statement or, in the case of withdrawal in connection with any amendment or supplement to a registration statement in which such Holder is already named, shall amend such registration statement to delete references to such Holder, and to
         withdraw  the   Registrable   Securities  of  such  Holder,   from  the
         registration statement. The Shelf Registration shall not be considered effective with respect to any such withdrawing Holder.

                  (C) SELECTION OF UNDERWRITERS. If any offering pursuant to a Shelf Registration is in the form of an underwritten offering, the underwriters of such offering shall be one or more underwriting firms of recognized standing selected by the Holders making such offering and reasonably acceptable to the Company. In the event of an underwritten offering pursuant to the Shelf Registration, no Securities of the Company (other than the Registrable Securities) shall be included in any such offering without the prior written consent of all Holders of Registrable Securities participating in such offering.

                  (D) NOTICE OF SALES UNDER SHELF REGISTRATION. Other than in connection with an underwritten offering, each Holder intending to sell any Registrable Securities under the Shelf Registration agrees to provide the Company with written notice of such intent (a "NOTICE OF INTENT"), which notice need state only the identity of the Holder and that the Holder intends to sell Registrable Securities under the Shelf Registration. No Holder shall deliver any Registrable Security for the purpose of sale or delivery after sale, or otherwise consummate any such sale, under such Shelf Registration until the fourth (4th) Business Day following the date it delivers to the Company the Notice of Intent. In the event that the Company notifies such Holder in writing (a "MATERIAL EVENT NOTICE"), delivered to such Holder within three (3) Business Days after the date the Notice of Intent is delivered, that an event or events have occurred which, in the good faith opinion of the Company, require the then-current prospectus to be amended or supplemented in order that the prospectus not contain any misstatement of a material fact or not omit to state a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, then the Holder shall not deliver any Registrable Security for the purpose of sale or delivery after sale, or otherwise consummate any such sale, under such Shelf Registration until the earlier to occur of the fourteenth (14th) day after delivery of the Material Event
         Notice and the date the Company delivers to such Holder a new prospectus or prospectus supplement correcting all such material misstatements or omissions. In the event that the Company delivers a Material Event Notice, the Company shall prepare and deliver to such Holder, as promptly as practicable but in any event within fourteen
         (14) days after the date of the Material Event Notice, a new prospectus or prospectus supplement correcting all such material misstatements or omissions. Each Holder shall cooperate with the Company in connection with any such sale by supplying the Company, promptly following any request, with any information concerning the terms of such sale necessary to prepare any

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         such  new  prospectus  or  supplement  to  the  prospectus  to be  used in connection with such sale.

                  Any Holder intending to sell any Registrable Securities under the Shelf Registration pursuant to an underwritten offering shall deliver a Notice of Intent to the Company no later than fourteen (14) days prior to the closing of such offering and otherwise in accordance with the reasonable requirements of the underwriters therefor.

         1.2      REQUIRED REGISTRATION.

                  (A) FILING OF REGISTRATION STATEMENT. Subject to Section , the Company will, upon the written request of the Initiating Holders given at any time requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the Registrable Securities to be sold and the intended method of disposition thereof, promptly give written notice of such requested registration to all Holders of Registrable Securities, and thereupon will use its best efforts to effect the registration (the "REQUIRED REGISTRATION") under the Securities Act of:

                           (i) the Registrable Securities that the Company has been so requested to register by the Initiating Holders; and

                           (ii) all other Registrable Securities that the Company has been requested to register by the Holders thereof by written request given to the Company within thirty (30) days after the giving of such written notice by the Company (which request shall specify the Registrable Securities to be sold and the intended method of disposition of such Registrable Securities);

         all to the extent required to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered.

                  (B) TIME FOR FILING AND EFFECTIVENESS. On or before the date which is ninety (90) days after the request for such registration, the Company shall file with the SEC the Required Registration with respect to all Registrable Securities to be so registered, and shall use its best efforts to cause such Required Registration to become effective as promptly as practicable after the filing thereof, but in no event later than the day which is one hundred eighty (180) days after the request for such registration.

                  (C) SELECTION OF UNDERWRITERS. If Registrable Securities that the Company has been requested to register pursuant to a Required Registration are to be disposed of in an underwritten public offering, the underwriters of such offering shall be one or more underwriting firms of recognized standing selected by the Requisite Holders and reasonably acceptable to the Company.

                  (D) PRIORITY ON REQUIRED REGISTRATIONS. If the managing underwriter shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Securities requested to be included in such Required Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to

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         state the basis of such opinion and the approximate number of shares of
         Securities that may be included in such offering without such effect), the Company will include in such Required Registration, to the extent of the number of shares of Securities that the Company is so advised can be sold in such offering:

                           (i) FIRST,  Registrable  Securities  requested  to be
                  sold by the Holders pursuant to this Section , PRO RATA among the Holders requesting sale on the basis of the number of shares requested to be so registered by such Holders; and

                           (ii) SECOND, all other shares of Common Stock proposed to be registered by the Company and any other stockholders, in such proportions as the Company and such other stockholders shall agree.

                  (E) WHEN REQUIRED REGISTRATION IS DEEMED EFFECTED. A Required Registration pursuant to this Section shall not be deemed to have been effected for purposes of Section if:

                           (i) the  registration  does not become  effective and
                  remain  effective for a period of at least one hundred  eighty
                  (180) days (or such shorter period as is necessary for all Registrable Securities offered thereunder to have been sold), without interference by the issuance by the SEC of any stop order with respect thereto;

                           (ii) the Requisite Holders withdraw their request for
                  registration in its entirety at any time because the Requisite Holders reasonably believed that the registration statement or any prospectus related thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, notified the Company of such fact and requested that the Company correct such alleged misstatement or omission, and the Company has refused to correct such alleged misstatement or omission; or

                           (iii) the  conditions  to  closing  specified  in the
                  purchase agreement or underwriting agreement, if any, entered into in connection with such Required Registration are not satisfied, other than by reason of some act or omission by the Holders of the Registrable Securities that were to have been registered and sold.

                  (F) LIMITATION ON NUMBER OF REQUIRED REGISTRATIONS; REGISTRATIONS ON FORM S-3. The Company shall be required to file and effect only three (3) Required Registrations pursuant to this Section that are deemed to have been effected under Section . Notwithstanding the foregoing, the Company shall be required to file and effect additional Required Registrations, which Required Registrations shall not count toward the limitation set forth in the preceding sentence, if:

                           (i) each such additional Required Registration is filed and effected on a registration statement on Form S-3 (or any similar successor form permitting

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                  incorporation by reference of the reports filed by the Company pursuant to section 13 of the Exchange Act); and

                           (ii) the Holders of Registrable  Securities  agree to
                  pay, and in fact pay, in addition to any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and other selling expenses, discounts or commissions incurred in connection with the sale of
                  Registrable Securities, all Registration Expenses in connection with such additional Required Registration (other than Registration Expenses described in clauses (c), (e) and
                  (g) of the definition of Registration Expenses, which shall in every event be borne by the Company).

         1.3      INCIDENTAL REGISTRATION.

                  (A) FILING OF REGISTRATION STATEMENT. If the Company at any time proposes to register any of its Common Stock (an "INCIDENTAL REGISTRATION") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing Security holders or employees of the Company), for sale in a Public Offering, it will each such time give prompt written notice to all Holders of its intention to do so, which notice shall be given to all such Holders at least thirty (30) days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any Holder to include its shares under such registration statement (which request shall be made within fifteen (15) days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by such Holder; PROVIDED, HOWEVER, that if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such Incidental Registration, the Company shall determine for any reason not to register such Securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such Incidental Registration.

                  (B) SELECTION OF UNDERWRITERS. Notice of the Company's intention to register such Securities shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of recognized standing) and shall contain the Company's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to register pursuant to this Section , it being understood that the Holders shall have no right to select different underwriters for the disposition of their Registrable Securities.

                  (C) PRIORITY ON INCIDENTAL REGISTRATIONS. If the managing underwriter shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Securities requested to be included in such Incidental Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to

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         state the basis of such opinion and the approximate number of shares of
         Securities that may be included in such offering without such effect), the Company will include in such Incidental Registration, to the extent of the number of shares of Securities that the Company is so advised can be sold in such offering:

                           (i) in the case of any Registration initiated by the Company for the purpose of selling Securities for its own account:

                                    (A) FIRST, shares that the Company proposes
                           to issue and sell for its own account; and

                                    (B) SECOND, Registrable Securities requested
                           to be sold by the Holders pursuant to this Section and all Securities proposed to be registered by other stockholders, PRO RATA among such Holders and other stockholders on the basis of the number of shares requested to be so registered by such Holders and other stockholders; and

                           (ii) in the case of any Registration initiated by any
                  other stockholder pursuant to demand or required registration rights in favor of such other stockholder:

                                    (A) FIRST, Registrable Securities requested
                           to be sold by the other stockholders requesting such Registration;

                                    (B) SECOND, Registrable Securities requested
                           to be sold by the Holders pursuant to this Section and all Securities proposed to be registered by stockholders other than those referred to in Section
                           (c)(ii)(A), PRO RATA among such Holders and stockholders on the basis of the number of shares requested to be so registered by such Holders and stockholders; and

                                    (C) THIRD,  shares that the Company proposes
                           to issue and sell for its own account.

         1.4 COMPANY REGISTRATION. If the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both) is amended after the date hereof to provide for a Companies Registration Scheme, and the Company is or becomes eligible to participate in the Companies Registration Scheme, then the Company, promptly following the request of the Required Holders, shall use its reasonable best efforts to register promptly under the Companies Registration Scheme so as to facilitate the resale under the registration statement contemplated by such Companies Registration Scheme of the Registrable Securities in accordance with the method or methods of distribution contemplated by the Holders.

         1.5 REGISTRATION PROCEDURES. The Company will use its best efforts to effect each Registration, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company will as expeditiously as possible:


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                  (a) subject, in the case of an Incidental Registration, to the proviso to Section , prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; PROVIDED, HOWEVER, that before filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders of the Registrable Securities
         covered  by  such  registration  statement,   their  counsel,  and  the
         underwriters, if any, and their counsel, copies of all such documents proposed to be filed as promptly as practicable prior thereto, which documents will be subject to the reasonable review of such Holders, their counsel and the underwriters; and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Requisite Holders shall reasonably object after having had a reasonable opportunity for review and comment;

                  (b) subject, in the case of an Incidental Registration, to the proviso to Section , prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

                  (c) furnish to each Holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

                  (d) notify each Holder of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

                  (e) if requested by the managing underwriter or underwriters, if any, or any Holder in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters, if any, or such Holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being

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         notified of  the  matters incorporated in such prospectus supplement or post-effective amendment;

                  (f) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the Holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such Holder or the managing underwriter, if any, reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (g) in connection with any sale pursuant to a Registration, cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

                  (h) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Securities;

                  (i) enter into such agreements (including underwriting agreements in customary form) and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (j)      use its best efforts to obtain:

                           (i)  at   the   time   of   effectiveness   of   each
                  Registration, a comfort letter from the Company's independent certified public accountants covering such matters of the type customarily covered by cold comfort letters as the Requisite Holders and, if applicable, the underwriters reasonably request; and

                           (ii) at the time of any underwritten sale pursuant to
                  the registration statement, a bring-down comfort letter, dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Requisite Holders and, if applicable, the underwriters reasonably request;

                  (k) use its best efforts to obtain, at the time of effectiveness of each Incidental Registration and at the time of any sale pursuant to each Registration, an opinion or opinions, reasonably acceptable to the Requisite Holders in form and scope, from counsel for the Company in customary form;

                  (l) notify each Holder upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

                  (m) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its Security holders (as contemplated by section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act, as applicable;

                  (n) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration; and

                  (o) obtain and maintain the registration of the Common Stock under either section 12(b) or section 12(g) of the Exchange Act; and use its best efforts to cause all Registrable Securities covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on:

                           (i) either the New York Stock Exchange, Inc., or the NASDAQ National Market; and

                           (ii) each other securities exchange, if any, on which
                  the Common Stock is then listed.

The Company may require each Holder of Registrable Securities that will be included in such Registration to furnish the Company with such information in respect of such Holder of its Registrable Securities that will be included in such Registration as the Company may reasonably request in writing and as is required by applicable laws or regulations.

         1.6      REASONABLE INVESTIGATION.  The Company shall:

                  (a) give the Holders of Registrable Securities, their under-writers, if any, and their respective counsel and accountants the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto;

                  (b) give each such Holder and underwriter reasonable opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements;

                  (c) make available for inspection by any Holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company; and

                  (d) cause the Company's officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

in each such case, as shall be reasonably necessary, in the opinion of such Holder or such underwriter, to enable it to conduct a "reasonable investigation" within the meaning of section 11(b)(3) of the Securities Act and to satisfy the requirement of reasonable care imposed by section 12(a)(2) of the Securities Act.

         1.7 REGISTRATION EXPENSES. Other than as provided in Section (ii), the Company will pay all Registration Expenses in connection with each registration of Registrable Securities, including, without limitation, any such registration not effected by the Company.

         1.8      HOLDBACK AGREEMENTS; REGISTRATION RIGHTS TO OTHERS.

                  (a) In connection with each underwritten sale of Registrable Securities, the Company agrees, and each Holder by acquisition of such Registrable Securities agrees, to enter into customary holdback agreements concerning sale or distribution of Registrable Securities and other equity Securities of the Company, except, in the case of any Holder, to the extent that such Holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale. Without limiting the scope of the term "fiduciary," a Holder shall be deemed to be acting as a fiduciary if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation. Notwithstanding the foregoing, no Holder who has been engaged on behalf of an Account shall be required to hold back Registrable Securities attributable to such Account if either:

                           (i) such  Account  directs  such Holder to dispose of
                  some or all of such Registrable Securities attributable to such Account; PROVIDED, HOWEVER, that any holdback agreement relating to such underwritten sale shall continue to apply to Registrable Securities attributable to such Account which such Account has not directed such Holder to sell, and PROVIDED, FURTHER, that such Holder shall not have directly or indirectly induced such Account to make such sale; or

                           (ii) such Securities have ceased to be Registrable
                  Securities pursuant to clause (v) of the definition of Registrable Securities.

                  (b) If the Company shall at any time after the date hereof provide to any holder of any Securities of the Company rights with respect to the registration of such Securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Section to the Holders of Registrable Securities.

         1.9 OTHER REGISTRATION OF COMMON STOCK. If any shares of Common Stock require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

         1.10 AVAILABILITY OF INFORMATION. The Company will comply with the reporting requirements of sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Company shall file such reports and information, and shall make available to the public and to each Holder such information, as shall be necessary to permit such Holder to offer and sell shares of Common Stock held by such Holder pursuant to the provisions of Rule 144 promulgated under the Securities Act. The Company will also cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any shares held by such Holder. The Company will furnish to each Holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports filed by the Company with any securities exchange or with the SEC.

2.       INDEMNIFICATION; CONTRIBUTION; EXPENSES.

         2.1      INDEMNIFICATION; CONTRIBUTION.

                  (A) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors, partners and agents, if any, and each Person, if any, who controls such Holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, in each case, under the Securities Act or common law or otherwise, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment thereto or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus provided for under Section 1 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any Holder, or concerning such Holder's intended method of distribution, furnished in writing to the Company by such Holder expressly for use therein, or from any information provided by an underwriter selected by the Holders or any of them. If the offering pursuant to any registration statement provided for under Section is made through underwriters, no action or failure to act on the part of such underwriters shall affect the obligations of the Company to indemnify any Holder or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under Section is made through underwriters, the Company agrees, to the extent required by such underwriters, to enter into an underwriting or other agreement providing for indemnity of such underwriters, their officers, directors, partners and agents, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the Holders; PROVIDED that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus.

                  (B) INDEMNIFICATION BY THE HOLDERS. In connection with any registration statement in which a Holder is participating, each such Holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter (if the underwriter so requires) and their respective officers, directors, partners and agents, if any, and each Person, if any, who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a Holder, or such Holder's intended method of distribution, furnished in writing by such Holder expressly for use therein; PROVIDED, HOWEVER, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to such registration statement.

         2.2 INDEMNIFICATION FOR CONTROLLING PERSON LIABILITY. In addition to the indemnification provided for in Section , the Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors, partners and agents, if any, and each Person, if any, who controls such Holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, in each case, under the Securities Act or common law or otherwise, resulting from:

                  (a) any violation by the Company of the provisions of the Securities Act;

                  (b) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment thereto or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, whether or not, in each such case, the registration statement or amendment thereto or prospectus (or amendment or supplement thereto) or preliminary prospectus related or relates to any offering or sale of Registrable Securities by a Holder; and

                  (c) any other untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact necessary to make the statements in any document issued or delivered to any purchaser or potential purchaser or filed with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act (in light of the circumstances under which they were made) not misleading, in each case, in connection with any offering or sale of Securities of the Company by any Person, whether or not such Securities offered or sold are or were registered or required to be registered under the Securities Act;

in each such case, to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, are alleged to result from or exist by virtue of the fact that any Holder controls or is alleged to control (within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act) the Company or any Subsidiary or Affiliate, whether such claim or allegation arises under section 15 of the Securities Act or section 20 of the Exchange Act or otherwise; PROVIDED, HOWEVER, that such indemnification shall not extend to losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such Holder expressly for use therein, or from any such information provided by an underwriter selected by the Holders or any of them.

         2.3 CONTROL OF DEFENSE. Any Person entitled to indemnification under the provisions of this Section shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party (which consent shall not be unreasonably withheld) if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under

Section shall so provide if the underwriter or underwriters so require. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties in respect to such claim.

         2.4 CONTRIBUTION.  If for any reason any indemnity contemplated by this
Section is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

                  (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

                  (b) if the allocation provided by clause (a) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an indemnified party if the indemnity under Section (b) was available. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to make such contribution shall be several and not joint.

         2.5 ADVANCEMENT OF EXPENSES. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this
Section 2 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) would be available to any indemnified party under any provision of this Section , it will promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly), for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnifying party, together with interest, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty (30) days of a request therefor shall bear interest at such prime rate from the date of such request to the extent such reimbursement payments are ultimately determined to be proper obligations of the indemnifying party. To the extent required by any underwriter in connection with the execution of any underwriting agreement pursuant to which the Holders shall be selling any shares of Common Stock, the Company shall agree to advancement of the expenses of such underwriter to at least the same extent as provided in this Section .

         2.6 SURVIVAL. The indemnity and contribution agreements contained in this Section shall remain in full force and effect regardless of any investigation made by or on behalf of a participating Holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such Holder as aforesaid, and shall survive the transfer of such Securities by such Holder.

3.       TERMINATION.

         3.1 TERMINATION WITH RESPECT TO SHARES SOLD IN A PUBLIC OFFERING. The provisions of Section shall terminate immediately as to any Securities when they shall cease to be Registrable Securities (but shall remain in force with respect to any remaining Registrable Securities).

         3.2 TERMINATION UPON ABILITY TO FREELY RESELL. The provisions of Section shall terminate immediately in their entirety with respect to any Holder (and, with respect to any effective Shelf Registration, the registration statement may be terminated and all shares of Common Stock held by such Holder registered thereunder and remaining unsold may be deregistered) if either:

                  (a) such Holder has notified the Company in writing that all remaining Registrable Securities may be freely resold by such Holder without registration and without restriction or limitation (such as the volume limitations, manner of sale requirements or current public information requirements applicable under Rule 144 under the Securities
         Act) under the Securities Act; or

                  (b)      both:

                           (i) the  aggregate  number of shares of Common  Stock
                  owned or held by such Holder, together with the aggregate number of shares of Common Stock issuable to such Holder upon the exercise of any rights, warrants or options held by such Holder, shall equal less than ten percent (10%) of the number of shares of Common Stock then outstanding, together with the aggregate number of shares of Common Stock issuable to such Holder upon the exercise of any rights, warrants or options held by such Holder (but not any other Holder); and

                           (ii) the  Company  has  delivered  to such  Holder an
                  opinion of Latham & Watkins or Parker, Poe, Adams & Bernstein L.L.P. or other nationally recognized securities counsel reasonably acceptable to such Holder that all remaining Registrable Securities may be freely resold by such Holder without registration and without restriction or limitation (such as the volume limitations, manner of sale requirements or current public information requirements applicable under Rule 144 under the Securities Act) under the Securities Act.

4.       DEFINED TERMS.

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         ACCOUNT -- means, with respect to a Holder who has been engaged to provide investment management services, each Person on behalf of whom such Holder provides such services.

         AFFILIATE -- means, at any time, a Person (other than a Subsidiary or a Holder):

                  (a) that directly or indirectly through one or more inter-mediaries controls, or is controlled by, or is under common control with, the Company;

                  (b) that beneficially owns or holds ten percent (10%) or more of any class of the Voting Stock of the Company; or

                  (c) ten percent (10%) or more of the Voting Stock (or in the case of a Person that is not a corporation, ten percent (10%) or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary;

at such time.

As used in this definition,

         CONTROL -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         AGREEMENT -- the introductory paragraph.

         BUSINESS DAY -- means a day other than a Saturday, a Sunday or a day on which banks in the State of New York are required or permitted by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

         COMMON STOCK -- means the Common Stock, par value $0.01 per share, of the Company.

         COMPANIES REGISTRATION SCHEME -- means an amendment or amendment to the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both), such as, without limitation, as proposed in the Report of the Advisory Committee on the Capital Formation and Regulatory Processes of the Securities and Exchange Commission, dated July 24, 1996, pursuant to which:

                  (a) issuers of Securities are permitted to register all issuances of Securities on an integrated company registration state-ment; and

                  (b) under the provisions of such amendment, such registration, under certain circumstances, would permit sales of the Registrable Securities by the Holders to be covered by the Companies Registration Scheme under circumstances in which the Registrable Securities could not, under existing law, be freely resold without registration.

         COMPANY -- the introductory paragraph.

         EFFECTIVE DATE -- means January 7, 1998.

         EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         HOLDERS -- the introductory paragraph.

         INCIDENTAL REGISTRATION -- Section (a).

         INITIATING HOLDERS -- means, at any time, any Holder or Holders (other than the Company or any Subsidiary or Affiliate thereof) of at least fifteen percent (15%) or more (by number of shares) of the Registrable Securities at such time (excluding any Registrable Securities held directly or indirectly by the Company or any Subsidiary or Affiliate thereof).

         MATERIAL EVENT NOTICE -- Section .

         NOTICE OF INTENT -- Section .

         NASD -- means the National Association of Securities Dealers, Inc.

         NASDAQ -- means the NASDAQ Stock Market, Inc., a subsidiary of the NASD.

         NASDAQ NATIONAL MARKET -- has the meaning ascribed thereto in Rule 4200(r) of the NASDAQ.

         PERSON -- means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         PLAN -- means the Debtors' Joint Plan of Reorganization, dated as of July 11, 1997 (amended November 7, 1997) of Flagstar Companies, Inc. and Flagstar Corporation (as predecessors to the Company), as confirmed by the order of the United States Bankruptcy Court for the District of South Carolina entered November 12, 1997.

         PROPERTY -- means any and all interests in any kind of property or asset whatsoever, whether real, personal or mixed and whether tangible or intangible.

         PUBLIC OFFERING -- shall mean any sale of shares of Common Stock in a transaction either registered under, or requiring registration under, section 5 of the Securities Act.

         REGISTRABLE SECURITIES -- means, at any time, all shares of Common Stock issued to any Holder under the Plan.

         As  to  any  particular   Registrable   Securities  once  issued,  such
Securities shall cease to be Registrable Securities:

                  (i) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement;

                  (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act;

                  (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force;

                  (iv)     when they shall have ceased to be outstanding; or

                  (v) with respect to Registrable Securities attributable to an Account, when the investment advisory services provided by the Holder of such Registrable Securities are terminated by such Account, or by any statutory, regulatory or bona fide business requirement or condition.

         REGISTRATION   --  means  the   Shelf   Registration,   each   Required
Registration and each Incidental Registration.

         REGISTRATION EXPENSES -- means all expenses incident to the Company's performance of or compliance with Section 1.1 through Section , inclusive, including, without limitation:

                  (a) all registration and filing fees;

                  (b) fees and expenses of compliance with securities or blue sky laws, to the extent required;

                  (c) expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Com-pany;

                  (d) messenger and delivery expenses;

                  (e) internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

                  (f) fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance);

                  (g) securities acts liability insurance (if the Company elects to obtain such insurance);

                  (h) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration;

                  (i) fees and expenses of other Persons retained by the Com-pany; and

                  (j) fees and expenses of counsel (including local counsel) for Holders of Registrable Securities, selected by the Requisite Holders;

but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of more than one counsel representing the Holders or any other selling expenses, discounts or commissions incurred in connection with the sale of Registrable Securities.

         REQUIRED HOLDERS -- means, at any time, any Holder or Holders (other than the Company or any Affiliate or Subsidiary) holding more than fifty percent (50%) of the shares of Common Stock held by the Holders at such time (excluding any shares held directly or indirectly by the Company or any Subsidiary or Affiliate).

         REQUIRED REGISTRATION -- Section (a).

         REQUISITE HOLDERS -- means, with respect to any registration or proposed registration (or, in the case of the Shelf Registration, any offering under the Shelf Registration) of Registrable Securities pursuant to Section , any Holder or Holders (other than the Company or any Affiliate or Subsidiary) holding more than fifty percent (50%) of the shares of Registrable Securities (excluding any shares of Registrable Securities directly or indirectly held by the Company or any Affiliate or Subsidiary) to be so registered.

         SEC -- means, at any time, the Securities and Exchange Commission or any other federal agency at such time administering the Securities Act.

         SECURITIES ACT -- means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         SECURITY -- means "security" as defined by section 2(1) of the Securities Act.

         SHELF EFFECTIVE DATE-- means the date which is seventy-five (75) days after the Shelf Filing Date.

         SHELF EFFECTIVE PERIOD -- Section .

         SHELF FILING DATE -- means the date which is thirty (30) days after the Effective Date.

         SHELF REGISTRATION -- Section .

         SUBSIDIARY -- means any corporation in which the Company or one or more Subsidiaries owns sufficient voting securities to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such corporation.

         VOTING STOCK -- means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

5.       MISCELLANEOUS.

         5.1 NOTICES. Notices or demands authorized by this Agreement to be given or made to the parties hereto shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows, or telexed, telecopied, or delivered by overnight or other courier to the following addresses:

                  (a)      if to the Company, at:

                           Advantica Restaurant Group, Inc.
                           203 East Main Street
                           Spartanburg, SC  29319
                           Attention:  Rhonda J. Parish, General Counsel
                           Fax:  864-597-8327

         with a copy to:

                           Parker, Poe, Adams & Bernstein L.L.P.
                           2500 Charlotte Plaza
                           Charlotte, NC  28244
                           Attention:  Gary C. Ivey
                           Fax:  704-334-4706

or such other addresses as the Company shall designate to each Holder in writing;

                  (b) if to any Holder named on Annex 1, at the address or addresses set forth in Annex 1 hereto for such Holder or, if a successor or assign of such Holder, then at the address provided to the Company by such successor or assign or such other address or addresses as such successor or assign shall designate to the Company in writing.

The Company, upon the written request of any Holder, will promptly supply such Holder with a list of the names and addresses of each party hereto at such time.

         5.2 AMENDMENTS AND WAIVERS. The provisions hereof may be amended, modified or supplemented only by a writing duly executed by or on behalf of the Required Holders and the Company; PROVIDED, HOWEVER, that compliance by the Company with the provisions of Section with respect to any particular registration, may be waived by the Requisite Holders.

         5.3 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY,
THE INTERNAL LAW OF THE STATE OF NEW YORK.

         5.4 JURISDICTION; JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. NONE OF THE PARTIES HERETO SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY SUCH PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION .

         5.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         5.6 DESCRIPTIVE HEADINGS; SECTIONS. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. References to a "Section" in this Agreement are references to the indicated section of this Agreement.

         5.7 SEVERABILITY. The fact that any given provision of this Agreement is found to be unenforceable, void or voidable under the laws of any jurisdiction shall not effect the validity of the remaining provisions of this Agreement in such jurisdiction, and shall not effect the enforceability of the entire Agreement under the laws of any other jurisdiction.

    [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY; NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date and year first above written.

                               ADVANTICA RESTAURANT GROUP, INC.



                               By:  /s/ Ronald B. Hutchison
                                   ---------------------------------------------
                                   Name:   Ronald B. Hutchison
                                   Title:  Vice President and Treasurer

                               LOOMIS, SAYLES & COMPANY, L.P.
                               By Loomis, Sayles & Company, Inc.,
                               General Partner



                               By:  /s/ Frederick A. Vyn
                                   ---------------------------------------------
                                   Name:   Frederick A. Vyn
                                   Title:  Vice President

                                     ANNEX 1
                         NAMES AND ADDRESSES OF HOLDERS



Loomis Sayles & Company, L.P.
One Financial Center
Boston, MA  02111
Attn:  Frederick A. Vyn
Fax:  617-261-1493

with a copy to:

Hebb & Gitlin
One State Street
Hartford, Connecticut  06103
Attn:  Gary S. Hammersmith
Fax:  860-278-8968



                                    Annex 1-1